UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

VALERO L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 21, 2005, the board of directors (the “Board”) of Valero GP, LLC (the “Company”), the general partner of the general partner of Valero L.P., upon the recommendation of the Compensation Committee of the Board, revised the compensation structure for members of the Board contingent on and effective as of the closure of the mergers of Valero L.P. with Kaneb Pipe Line Partners L.P. and Kaneb Services LLC.

Under the new compensation structure, non-employee directors will receive a retainer fee of $30,000 per year, plus $1,000 for each Board and committee meeting attended in person, and $500 for each Board and committee meeting attended telephonically. A director who serves as chairperson of the Audit Committee or the Compensation Committee will receive an additional $10,000 annually, and a director who serves as chairperson of the Conflicts Committee will receive an additional $7,500 annually. Each director will also be reimbursed for expenses of meeting attendance. Directors who are employees of the Company or its affiliates will receive no compensation (other than reimbursement of expenses) for serving as directors.

Under the new compensation structure, the Company will also award restricted Common Units under its Valero GP, LLC Amended and Restated 2000 Long-Term Incentive Plan (the “Plan”) to supplement the compensation paid to non-employee directors and to increase their identification with the interests of Valero L.P.’s unitholders through ownership of Valero L.P.’s Common Units (“Common Units”). Each non-employee director will receive from the Plan an annual grant of restricted Common Units valued at $20,000 that will vest (become nonforfeitable) in equal annual installments over a three-year period.

In the event of a “Change of Control” as defined in the Plan, all unvested Common Units and options previously granted under the Plan will automatically vest and become payable or exercisable. The Plan also contains an antidilution provision providing that, if the Compensation Committee of the Board determines that a change in Valero L.P.’s capital structure affects the Common Units such that an adjustment is appropriate to prevent dilution or enlargement of the benefits intended, then the Compensation Committee will adjust any or all of the number or type of securities subject to outstanding “Awards,” as defined in the Plan.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description	Incorporated by Reference to the Following Document

10.01	Valero GP, LLC Amended and Restated 2000 Long-Term Incentive Plan	Valero L.P.’s Annual Report on Form 10-K for the year ended December 31, 2004, Exhibit 10.05

10.02	Form of Non-employee Director Restricted Unit Agreement under Valero GP, LLC Amended and Restated 2000 Long-Term Incentive Plan	*

_________

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO L.P.

	By:	Riverwalk Logistics, L.P. its general partner

		By:	Valero GP, LLC its general partner

Date: April 26, 2005			By:	/s/Bradley C. Barron
			Name:	Bradley C. Barron
			Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description	Incorporated by Reference to the Following Document

10.01	Valero GP, LLC Amended and Restated 2000 Long-Term Incentive Plan	Valero L.P.’s Annual Report on Form 10-K for the year ended December 31, 2004, Exhibit 10.05

10.02	Form of Non-employee Director Restricted Unit Agreement under Valero GP, LLC Amended and Restated 2000 Long-Term Incentive Plan	*

_________

* filed herewith

5